DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
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LETTER TO SHAREHOLDERS

Dear Shareholders:

  We are pleased to provide you with this report on Dreyfus New Jersey Intermediate Municipal Bond Fund for the six-month period ended September 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 3.84%,* and an annualized tax-free distribution rate per share of 4.18%.**

The Economy

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America, and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That, and a second quarter-point reduction taking the Federal Funds target rate to 5% , was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

  So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2%. After-tax income is growing: by the end of the reporting period, wages had increased year-to-year at a 4% annual rate, resulting in strong gains in real income for workers. Finally, and of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs
have    been    created    at    a    robust    pace.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in export demand. Aside from this "erosion at the edges," as Chairman Greenspan describes it, layoffs on a broader scale -- a factor that could weaken consumer resolve to spend -- so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The October interest rate reduction was another step by the Fed to mitigate the domestic effects of international financial turmoil, and a gesture meant to serve notice to the world of the seriousness of its purpose.

The Market Environment

  We believe that it is still too early to draw any conclusions regarding the ultimate depth of the Asian crisis and its impact on the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed-income investments attractive. The still strong and expanding economy would normally be a cause for concern to inflation watchers; however, it is generally believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. While the most recent economic and employment data has been indicative of a strengthening economy, inflation remains quiescent.

  During the period, the municipal bond market has settled into a narrow, well-defined trading range, which makes it increasingly difficult to advantageously sell municipal securities and reinvest the proceeds at will. Domestic interest rates over a broad range of maturities have remained flat for most of the period, with bond prices generally rising while interest rates generally remain lower. There are, however, more global reasons for this constraint -- primarily, the Russian economic crisis, various problems of emerging nations yet to be resolved, and substantive policies necessary to restimulate the Japanese economy yet to take hold. Due to the unsettled nature of these economies and their effects on world trade, it is likely that the U.S. economy will slow from its current pace over the next several quarters.

Portfolio Focus

  Since the outset of the six-month period which ended September 30, 1998, the Dreyfus New Jersey Intermediate Municipal Bond Fund assumed a relatively pragmatic approach with the portfolio. The Fund focused on extending its average maturity gradually as the period began. By the end of the first fiscal quarter, it was apparent that the municipal market's direction was unclear and at times was fraught with uncertainty. We felt that attempting to predict the timing of the ebb and flow of these market changes would be difficult at best. As a counterbalance, we focused our efforts on buying discount bonds and also purchasing higher coupon municipal securities. These actions helped the Fund to better weather the volatile market environment.

  We will continue to manage the portfolio utilizing a conservative approach, with an eye toward identifying value in the New Jersey marketplace. The Fund is currently well balanced across its coupon and maturity range and is well positioned to weather the underlying crosscurrents. It is entirely possible that the market may again see periods of volatility, although at present, the bond market is gaining positive momentum as a result of the equity market's woes and declining interest rates. Additionally, the portfolio is benefiting from the demand for New Jersey securities, which are well sought-after by national funds, as well as other New Jersey bond funds.

  Our primary tasks which will guide our portfolio management decisions are to earn a high level of current income to the extent it is consistent with the preservation of capital while maintaining the Fund' s high credit quality.
Included in this report is a series of detailed statements outlining the portfolio' s holdings and financial condition. We hope they are informative.
Please  know  that  we  greatly  appreciate  your  continued  confidence  in the
portfolio    and    the    Dreyfus    Corporation.

               Very truly yours,


               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-New Jersey residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS                       SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments--96.3%                                                              Amount           Value
-------------------------------------------------------

                                                                                                 _____________    _____________
New Jersey--89.0%

Atlantic County Utilities Authority, Sewer Revenue, Refunding

  5%, 1/15/2009 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    2,760,000    $    2,943,982

Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:

  5.10%, 5/1/2004 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,110,000         1,179,963

  5.30%, 4/1/2008 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,093,960

  5.40%, 4/1/2009 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,095,730

Brick Township Municipal Utilities Authority, Water and Sewer Revenue, Refundin

  5.10%, 12/1/2009 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,604,535

Burlington County:

  5.20%, 10/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,092,700

  Refunding 5.35%, 9/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,057,390

Camden County Improvement Authority, Revenue:

 County Guaranteed Lease:

    5.40%, 12/1/2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            855,000           907,753

    5.85%, 10/1/2006 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,113,340

  (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC) . . . . . . . . . . . . . . .          1,555,000         1,634,056

Camden County Municipal Utilities Authority, County Agreement Sewer Revenue,

 Refunding:

    5.50%, 7/15/2005 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,093,660

    5%, 7/15/2009 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,200,000         3,387,584

Cherry Hill Township, Sewer and Sewer Assessment 5.30%, 9/1/2002 . . . . . . . . . . . . .          1,370,000         1,448,487

Delaware River and Bay Authority, Revenue 5.10%, 1/1/2009 (Insured; FGIC). . . . . . . . .            815,000           872,832

Delaware River Port Authority, Port, Airport and Marina Revenue,

 (Port District Project):

    5%, 1/1/2007 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,195,000         1,276,917

    5%, 1/1/2008 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,255,000         2,408,926

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC). . . . . . . . . . . . . . . . . . . . .          1,640,000         1,773,939

Township of East Brunswick, Refunding 4.75%, 4/1/2004. . . . . . . . . . . . . . . . . . .          1,310,000         1,371,609

Essex County Improvement Authority, Revenue Lease Refunding

  (County Jail and Youth House Project) 5%, 12/1/2009 (Insured; AMBAC) . . . . . . . . . .          1,575,000         1,678,997

Gloucester Township, Refunding 5.20%, 7/15/2004 (Insured; AMBAC) . . . . . . . . . . . . .            795,000           851,683

Greenwich Township Board of Education, 5%, 1/15/2011 (Insured; FSA). . . . . . . . . . . .          1,015,000         1,061,365

Hamilton Township:

  General Improvement 5.20%, 9/1/2002 (Insured; FGIC)  . . . . . . . . . . . . . . . . . .            600,000           629,976

  Sewer Utility 5.20%, 9/1/2002 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . .            450,000           472,482

Highland Park, Water and Sewer Utility:

  6%, 10/15/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            360,000           389,124

  6%, 10/15/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            470,000           506,895

Hillside Township 6.60%, 2/15/2007 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . .          1,000,000         1,103,450

City of Hoboken Parking Authority, Parking General Revenue, Refunding:

  6.10%, 3/1/2002  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            375,000           400,230

  6.20%, 3/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            395,000           428,804

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount           Value
-------------------------------------------------------

                                                                                                 _____________    _____________

New Jersey (continued)

Hudson County:

  4.75%, 8/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $        500,000  $        516,650

  Vocational School Improvement 5.05%, 10/1/2008 (Insured; FSA)  . . . . . . . . . . . . .          1,010,000         1,083,366

Hudson County Improvement Authority, Solid Waste System Revenue

  6.75%, 1/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,121,380

Jersey City, Water Refunding:

  5.20%, 10/1/2008 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,565,000         1,698,541

  5.30%, 10/1/2009 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,295,000         1,409,077

Lacy Municipal Utilities Authority, Water Revenue:

  5.10%, 12/1/2003 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,060,000         1,126,367

  5.20%, 12/1/2004 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,215,000         1,303,209

Long Branch Sewerage Authority, Revenue, Refunding:

  5%, 6/1/2003 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            610,000           642,220

  5.10%, 6/1/2004 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            690,000           732,980

Manalapan-Englishtown Regional School District Board of Education (School Bonds

  5%, 5/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,950,000         2,065,206

Mercer County Improvement Authority, Revenue, Refunding:

  (Special Services School District) 5.30%, 12/15/2002 . . . . . . . . . . . . . . . . . .            845,000           897,027

  Township Guaranteed (Hamilton Board of Education Lease Project)

    5.70%, 6/1/2002 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            470,000           501,039

Middlesex County Utilities Authority, Sewer Revenue, Refunding

  5%, 9/15/2008 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,066,510

Township of Middletown, Refunding 4.90%, 8/1/2004. . . . . . . . . . . . . . . . . . . . .          1,810,000         1,906,944

Manalpan-Englishtown Regional Board of Education, School

  5%, 12/1/2008 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,130,000         1,215,281

Monmouth County 5.10%, 10/1/2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,600,000         2,770,508

Monmouth County Improvement Authority, Revenue, Refunding

  (Correctional Facilities) 5%, 8/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,597,935

Montville Township, General Improvement, Refunding 4.65%, 8/15/2009. . . . . . . . . . . .          1,190,000         1,236,208

City of Newark Board of Education 5.875%, 12/15/2006 (Insured; MBIA) . . . . . . . . . . .          1,755,000         1,962,160

State of New Jersey 5.90%, 8/1/2002. . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,156,120

New Jersey Economic Development Authority, Revenue:

  District Heating and Cooling (Trenton-Trigen Project) 6.10%, 12/1/2004 . . . . . . . . .          3,375,000         3,663,799

  Economic Growth Revenue:

    4.80%, 10/1/2003 (LOC; National Westminister Bank) . . . . . . . . . . . . . . . . . .            640,000           664,032

    5%, 10/1/2005 (LOC; National Westminister Bank)  . . . . . . . . . . . . . . . . . . .          1,015,000         1,071,069

  Market Transition Facility Revenue 7%, 7/1/2004 (Insured; MBIA)  . . . . . . . . . . . .          2,275,000         2,630,673

  (Trenton Office Complex) 5.25%, 6/15/2009 (Insured; FSA) . . . . . . . . . . . . . . . .          2,500,000         2,723,225

  Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004  . . . . . . . . . . . . . . .          2,500,000         2,601,975

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------

                                                                                                 _____________    _____________

New Jersey (continued)

New Jersey Educational Facilities Authority, Revenue:

 College and University:

    (Institute of Advanced Study) 6.15%, 7/1/2004 (Prerefunded 7/1/2001) (a) . . . . . . .      $     560,000     $     601,765

    Refunding:

       (Princeton Theological):

         4.70%, 7/1/2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            880,000           915,306

         4.80%, 7/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            920,000           956,717

         4.875%, 7/1/2012  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            965,000         1,001,776

       (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)  . . . . . . . . . . . . . . . . .          1,010,000         1,076,307

       (Saint Peter's College) 5%, 7/1/2008. . . . . . . . . . . . . . . . . . . . . . . .          2,200,000         2,294,754

    (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . .            825,000           879,161

    (University of Medicine and Dentistry) 5%, 12/1/2004 (Insured; AMBAC)  . . . . . . . .          5,090,000         5,404,155

  Higher Educational Facilities Trust Fund:

    5.125%, 9/1/2006 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . .          2,775,000         2,991,866

    5.125%, 9/1/2009 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,140,380

New Jersey Environmental Infrastructure Trust, Waste Water Treatment

  5%, 9/1/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,820,000         1,956,063

New Jersey Health Care Facilities Financing Authority, Health, Hospital and
Nursing

 Home Revenue:

   (Deborah Heart and Lung Center Issue):

       5.60%, 7/1/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,710,000         1,796,936

       5.80%, 7/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            745,000           789,290

       5.90%, 7/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            790,000           843,609

  (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA)  . . . . . . . . . . . . . . . .          1,630,000         1,720,889

  Refunding:

    (Burdette Tomlin Memorial Hospital) 6%, 7/1/2003 (Insured; FGIC) . . . . . . . . . . .          1,665,000         1,788,426

    (Rahway Hospital Obligated Group) 5%, 8/1/2008 . . . . . . . . . . . . . . . . . . . .          2,000,000         2,070,920

    (Raritan Bay Medical Center) 6.625%, 7/1/2005  . . . . . . . . . . . . . . . . . . . .          2,800,000         2,972,144

    (Robert Wood Johnson University Center) 5%, 7/1/2008 (Insured; MBIA) . . . . . . . . .          1,500,000         1,593,060

    (Saint Joseph's Hospital and Medical Center)

       5.15%, 7/1/2006 (Insured; Connie Lee) . . . . . . . . . . . . . . . . . . . . . . .          2,555,000         2,727,105

    (West Jersey Health System) 5.45%, 7/1/2002 (Insured; MBIA)  . . . . . . . . . . . . .          2,160,000         2,286,922

New Jersey Higher Education Assistance Authority, Student Loan Revenue:

  6.80%, 7/1/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            630,000           659,742

  (NJ Class Loan Program) 5.60%, 1/1/2001  . . . . . . . . . . . . . . . . . . . . . . . .            895,000           921,062

New Jersey Highway Authority, Senior Parkway Revenue, Refunding

 (Garden State Parkway):

    5.70%, 1/1/2002  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           529,330

    5.90%, 1/1/2004  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           539,615

New Jersey Housing and Mortgage Finance Agency, Housing Revenue, Refunding:

  6.20%, 11/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,291,320

  6.60%, 11/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,660,000         3,942,515

New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Revenu

  5.75%, 7/1/2002 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,141,940

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount           Value
-------------------------------------------------------

                                                                                                 _____________    _____________

New Jersey (continued)

New Jersey Transportation Trust Fund Authority, Transportation System:

  5.125%, 6/15/2007 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    2,500,000    $    2,699,925

  4.875%, 12/15/2008 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,190,890

New Jersey Wastewater Treatment Trust:

  5.90%, 5/01/2003 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,400,000         1,526,308

  Loan Revenue 6.30%, 7/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,595,000         3,889,431

North Brunswick Township 6.30%, 5/15/2006. . . . . . . . . . . . . . . . . . . . . . . . .          1,860,000         2,053,459

North Hudson Sewer Authority, Sewer Revenue 5.25%, 8/1/2010 (Insured; FGIC). . . . . . . .          3,825,000         4,106,291

North Jersey District Water Supply Commission, Revenue, Refunding

  (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA)  . . . . . . . . . . . . . . . .          2,795,000         2,959,402

Northeast Monmouth County Regional Sewer Authority, Sewer Revenue, Refunding

  5%, 11/1/2010 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,250,000         2,379,600

Ocean County, General Improvement:

  5.30%, 9/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,115,000         2,261,443

  5.125%, 7/1/2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,065,970

  5.65%, 7/1/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,600,000         1,769,216

Parsippany--Troy Hills Township, Refunding 6%, 4/1/2004. . . . . . . . . . . . . . . . . .          1,630,000         1,805,274

Passaic County Utilities Authority, SWDR, Refunding:

  5%, 3/1/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,300,000         1,364,402

  5%, 3/1/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,195,000         1,247,233

City of Perth Amboy Board of Education, COP, Lease Purchase Agreement

  (FWB Leasecorp,Inc.) 5.60%, 12/15/2002 (Insured; FSA)  . . . . . . . . . . . . . . . . .          1,265,000         1,357,535

Pinelands Regional Board of Education, Refunding COP, Lease Purchase Agreement

  (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA) . . . . . . . . . . . . .            350,000           377,213

Port Authority of New York and New Jersey

  (Consolidated Board 101st Series) 5.25%, 9/15/2006 (Insured; MBIA) . . . . . . . . . . .          1,000,000         1,075,590

Township of Roxbury, Water and Sewer Assessment 5.05%, 8/1/2004 (Insured; AMBAC) . . . . .          1,175,000         1,250,224

Rutgers State University, University Revenue, Refunding

  (State University of New Jersey) 6.30%, 5/1/2005 . . . . . . . . . . . . . . . . . . . .          2,900,000         3,180,169

South Jersey Port Corp., Marine Terminal Revenue:

  5.05%, 1/1/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            835,000           870,087

  5.30%, 1/1/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            930,000           987,800

  5.40%, 1/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,010,000         1,074,630

South Jersey Transportation Authority, Transportation System Revenue

  5.50%, 11/1/2002 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,134,900

South River School District 5%, 12/1/2008 (Insured; FGIC). . . . . . . . . . . . . . . . .          1,100,000         1,181,114

Southern Regional High School District 5.50%, 9/1/2011 (Insured; MBIA) . . . . . . . . . .          1,600,000         1,736,032

Sussex County Municipal Utilities Authority, Wastewater Facilities Revenue,
Refunding

  5%, 12/1/2003 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,755,000         1,856,702

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------

                                                                                                 _____________    _____________

New Jersey (continued)

Warren County Pollution Control Financing Authority, Landfill Revenue, Refundin

  5.60%, 12/1/2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,765,000    $    1,760,182

Washington Township Board of Education 5.10%, 2/1/2007 (Insured; MBIA) . . . . . . . . . .          3,100,000         3,340,684

West Deptford Township, Refunding 5.20%, 3/1/2011 (Insured; AMBAC) . . . . . . . . . . . .          2,000,000         2,136,540

West Morris Regional High School District Board of Education

  5.875%, 1/15/2004  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            250,000           274,828

West Windsor Township, General Improvement:

  5.70%, 10/15/2002  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           627,918

  5.90%, 10/15/2003  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           629,652

West Windsor-Plainsboro Regional Board of Education, Refunding COP,

 Lease Purchase Agreement (Lamington Funding Corp.)

  5.50%, 3/15/2003 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,115,000         1,190,396

Western Monmouth Utilities Authority, Revenue, Refunding

  5.15%, 2/1/2008 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,075,050

Woodbridge Township:

  5.65%, 8/15/2002 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,320,000         1,410,842

  6.20%, 8/15/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,182,240

U.S. Related--7.3%

Commonwealth of Puerto Rico, Improvement, Refunding

  5.30%, 7/1/2004 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,000,000         8,629,360

Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002 . . . . . . . . . . . . . . . . . . .          2,100,000         2,224,509

Virgin Islands, Subordinated Special Tax

  (Insurance Claims Fund Program/ GO Matching Fund) 5.65%, 10/1/2003 . . . . . . . . . . .          2,780,000         2,898,650

Virgin Islands Public Finance Authority, Revenue, Refunding

 (Matching Fund Loan Notes):

    7%, 10/1/2002  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            250,000           280,335

    5.50%, 10/1/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,615,995

Virgin Islands Water and Power Authority, Water System Revenue 7.20%, 1/1/2002 . . . . . .            300,000           313,848

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

  (cost $197,153,838)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $210,068,814

                                                                                                                  =============


DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Short-Term Municipal Investments--1.9%                                                              Amount            Value
-------------------------------------------------------

                                                                                                 _____________    _____________

New Jersey;

Port Authority of New York and New Jersey, Special Obligation Revenue,
Refunding,

 VRDN 4.25% (SBPA; Landesbank Hessen-Thuringen) (b)

  (cost $4,000,000)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    4,000,000    $    4,000,000

                                                                                                                  =============


TOTAL INVESTMENTS

  (cost $201,153,838)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              98.2%      $214,068,814

                                                                                                      =======     =============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.8%    $    4,006,661

                                                                                                      =======     =============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $218,075,475

                                                                                                      =======     =============

Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

COP         Certificate of Participation                                           Insurance Corporation

FGIC        Financial Guaranty Insurance Company                    SBPA        Standby Bond Purchase Agreement

FSA         Financial Security Assurance                            SWDR        Solid Waste Disposal Revenue

GO          General Obligation                                      VRDN        Variable Rate Demand Notes

LOC         Letter of Credit

Summary of Combined Ratings
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

AAA                                Aaa                               AAA                                 58.0%

AA                                 Aa                                AA                                   14.4

A                                  A                                 A                                    12.7

BBB                                Baa                               BBB                                   8.0

B                                  B                                 B                                      .8

F1                                 Mig1                              SP1                                   1.9

Not Rated (c)                      Not Rated (c)                     Not Rated (c)                         4.2

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         =======


Notes to Statements of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. Variable rate interest-- subject to periodic change.

(c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES            SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                _____________     _____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $201,153,838      $214,068,814

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,008,975

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            3,083,835

                                 Receivable for shares of Beneficial Interest subscribed . .                             10,490

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               68,911

                                                                                                                  _____________

                                                                                                                    218,241,025

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              104,529

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               61,021

                                                                                                                  _____________

                                                                                                                        165,550

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $218,075,475

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $209,126,197

                                 Accumulated net realized gain (loss) on investments . . .                          (3,965,698)

                                 Accumulated gross unrealized appreciation on investments  .                         12,914,976

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $218,075,475

                                                                                                                  =============

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) . . . . . .                           15,507,418

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $14.06

                                                                                                                        =======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS       SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $5,430,885

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .        $   646,629

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            217,439

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             19,078

                                 Trustees' fees and expenses--Note 3(c)  . . . . . . . . .             11,942

                                 Prospectus and shareholders' reports  . . . . . . . . . .             11,116

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             10,296

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                786

                                 Registration fees . . . . . . . . . . . . . . . . . . . .                777

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             11,422

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            929,485

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .            (66,527)

                                                                                                  ___________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              862,958

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            4,567,927

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .        $   565,921

                                 Net unrealized appreciation (depreciation) on investments . .      3,100,049

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            3,665,970

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $8,233,897

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Six Months Ended

                                                                                          September 30, 1998      Year Ended

                                                                                              (Unaudited)       March 31, 1998

                                                                                           __________________  _______________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    4,567,927     $    9,343,274

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .             565,921            490,182

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .           3,100,049          7,090,366

                                                                                               _____________      _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .           8,233,897         16,923,822

                                                                                               _____________      _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (4,567,927)        (9,343,274)

                                                                                               _____________      _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17,751,030         28,645,141

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,835,857          7,823,118

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (23,020,190)       (44,556,034)

                                                                                               _____________      _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . . . .          (1,433,303)        (8,087,775)

                                                                                               _____________      _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .           2,232,667          (507,227)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         215,842,808        216,350,035

                                                                                               _____________      _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $218,075,475       $215,842,808

                                                                                               =============      =============

                                                                                               _____________      _____________

                                                                                                   Shares             Shares

                                                                                               _____________      _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,281,588          2,087,924

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .             276,525            570,892

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1,662,271)        (3,255,905)

                                                                                               _____________      _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .            (104,158)          (597,089)

                                                                                               =============      =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                Six Months Ended

                                               September 30, 1998                        Year Ended March 31,

                                                                      _________________________________________________________

PER SHARE DATA:                                    (Unaudited)         1998        1997         1996        1995         1994

                                                   __________         ______      ______       ______      ______      ______
   Net asset value, beginning of period  . . .         $13.83         $13.35      $13.44       $13.12      $13.08      $13.28

                                                       ______         ______      ______       ______      ______      ______

   Investment Operations:

   Investment income--net  . . . . . . . . . .            .29            .59         .59        .60          .65         .68

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . .            .23            .48        (.08)        .32         .04       (.20)

                                                       ______         ______      ______       ______      ______      ______

   Total from Investment Operations  . . . . .            .52           1.07         .51         .92         .69         .48

                                                       ______         ______      ______       ______      ______      ______

   Distributions:

   Dividends from investment income--net . . .           (.29)          (.59)       (.60)        (.60)       (.65)       (.68)

                                                       ______         ______      ______       ______      ______      ______

   Net asset value, end of period  . . . . . .         $14.06         $13.83      $13.35       $13.44      $13.12      $13.08

                                                       ======         ======      ======       ======      ======      ======

TOTAL INVESTMENT RETURN. . . . . . . . . . . .           7.66%(1)       8.18%       3.84%        7.09%       5.45%       3.52%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .            .80%(1)        .78%        .78%         .72%        .45%        .06%

   Ratio of net investment income
       to average net assets . . . . . . . . .           4.24%(1)       4.34%       4.43%        4.47%       5.02%       4.97%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . .            .06%(1)        .03%         --          .06%        .45%        .83%

   Portfolio Turnover Rate . . . . . . . . . .          12.59%(2)       6.90%      14.60%       13.69%      35.01%       5.99%

   Net Assets, end of period (000's Omitted) .       $218,075       $215,843    $216,350     $229,034    $221,199    $238,292
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings based on available cash balances left on deposit.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Fund has an unused capital loss carryover of approximately $4,422,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. If not applied, $1,961,000 of the carryover expires in fiscal 2003 and $2,461,000 expires in fiscal 2004.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1998 through September 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $66,527, during the period ended September 30, 1998.

  (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1998, the Fund was charged $140,864 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $49,940 pursuant to the transfer agency agreement.

  (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998, amounted to $26,680,072 and $29,849,821, respectively.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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DREYFUS NEW JERSEY INTERMEDIATE

MUNICIPAL BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              751SA989

New Jersey

Intermediate

Municipal

Bond Fund

Semi-Annual

Report

September 30, 1998